                                                                     EXHIBIT 21


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           Discover Card Trust 1991 E


                           --------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES

                           --------------------------


         Under the Pooling and Servicing Agreement dated as of Nov. 1, 1991 (the "Agreement") by and among Greenwood Trust Company (the "Servicer"), Discover Receivables Financing Group Inc. and Wilmington Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of June 20, 1997, and with respect to the performance of the Trust during the Due Period ended in May 31, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate or Class B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution (stated on the basis of $1,000 original principal amount).


----------------------------------

1. The total amount of the distribution to Class A Certificate-
   holders on June 20, 1997, per $1,000 interest ........... $     0.000000000

2. The total amount of the distribution to Class B Certificate-
   holders on June 20, 1997, per $1,000 interest ........... $ 1,006.541666750

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per
   $1,000 interest ......................................... $     0.000000000

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates, per
   $1,000 interest ......................................... $     6.541666750

5. The amount of the distribution set forth in paragraph  1  above in respect of  principal  on the  Class  A  Certificates,  per
   $1,000 interest ........................................ $      0.000000000

6. The amount of the distribution set forth in paragraph  2  above in respect of  principal  on the  Class  B  Certificates,  per
   $1,000 interest ........................................ $  1,000.000000000


B.  Information Regarding the Performance of the Trust.
------------------------------------------------------


1. Collections of Receivables.
------------------------------


  (a) The aggregate amount of Finance Charge Collections processed
      during the related Due Period ....................... $     8,107,058.39

  (b) The  aggregate  amount  of  Principal Collections  processed
      during the related Due Period ....................... $    80,874,149.05

  (c) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Investor Certificates ................ $       621,000.67

  (d) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Investor Certificates ................ $    68,468,054.59

  (e) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class A Certificates ................. $             0.00

  (f) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class A Certificates ................. $    62,240,745.11

  (g) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class B Certificates ................. $       621,000.67

  (h) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Class B Certificates ................. $     6,227,309.48

  (i) The aggregate amount of Finance Charge Collections processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Seller Certificate ................... $     7,486,057.72

  (j) The  aggregate  amount  of  Principal Collections  processed during  the  related  Due  Period  which  was  allocated  in
      respect of the Seller Certificate ................... $    12,406,094.46


2. Principal Receivables in the Trust.
-------------------------------------------------------------------------------


  (a) The aggregate amount  of Principal Receivables  in the Trust as of the end of the Due Period  ended  in May 31, 1997
      (which reflects the Principal Receivables represented by the
      Seller Certificate  and the Investor Certificates) .. $   521,175,043.04

  (b) The amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Interest") as of the Due Period Ended in May
      31, 1997............................................. $             0.00

  (c) The amount of Principal Receivables in the Trust represented by the Class B Certificates (the "Class B Interest") as of the Due Period Ended in May
      31, 1997............................................. $             0.00

  (d) The Class A Interest and the Class B Interest set forth in paragraph 2 (b) and 2 (c) above as a percentage of the aggregate amount of Principal
      Receivables set forth in paragraph 2 (a) above ......              0.00%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of  Principal Receivables
      set forth in paragraph 2 (a) above ..................              0.00%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of  Principal Receivables
      set forth in paragraph 2 (a) above ..................              0.00%

  (g) The Deficit Controlled Amortization Amount (after giving effect to the payments made on such Distribution
      Date ................................................. $            0.00


3. Investor Charged-Off Amount.
-------------------------------


  (a) The aggregate amount of Receivables charged-off as  uncolle-
      ctible during the  Due  Period   ended in    May 31, 1997
      allocable  to  the  Investor  Certificates   (the  "Investor
      Charged-Off Amount") ................................. $      230,940.40

  (b) The aggregate amount of Receivables charged-off as  Uncolle-
      ctible during the  Due  Period   ended in  May 31, 1997 allocable
      to  the  Class  A  Certificates    (the  "Class A Charged-Off
      Amount") ............................................. $            0.00

  (c) The sum of (i) the aggregate amount of Receivables charged-off as uncollectible during the Due Period ended in May 31, 1997 allocable to the Class B Certificates and (ii) the sum of (a) the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which the Investor Interest for the Class B Certificates is reduced pursuant to subsection 4.03(c) (i)(C)(the "Class B Charged-Off
      Amount")                                               $      230,940.40

  (d) The  Cumulative  Class  A  Charged-Off  Amount on ........ June 20, 1997
      ...................................................... $            0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on ...      June 20, 1997
      ...................................................... $            0.00


4. Investor losses; Reimbursement of Charge-Offs.
-------------------------------------------------


  (a) The amount of Class A Investor Loss, as defined in Section 4.06 (b) of the Agreement, during the Due Period
      ended   in  May 31, 1997............................. $             0.00

  (b) The amount of Class B Investor Loss, as defined in Section 4.06 (b) of
      the Agreement, during the Due Period  ended   in
      May 31, 1997  ....................................... $             0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 5 (a) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class A Certificate-holder's
      investment) ......................................... $      0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 5 (b) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class B Certificate-
      holder's investment) ................................ $      0.000000000

  (e) The total amount reimbursed to the Trust in the current month pursuant to
      Section 4.06 (c) of the Agreement, if any, in respect of Class A Investor
      Losses in prior months .............................. $             0.00

  (f) The total amount reimbursed to the Trust in the current month pursuant to
      Section 4.06 (c) of the Agreement, if any, in respect of Class B Investor
      Losses in prior months .............................. $             0.00

  (g) The amount set forth in paragraph 5 (e) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A
      Certificateholder's investment) ..................... $      0.000000000

  (h) The amount set forth in paragraph 5 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B
      Certificateholder's investment) ..................... $      0.000000000

  (i) The aggregate amount of Class A Investor Losses in the Trust as of the end
      of the day on June 20, 1997.......................... $             0.00

  (j) The aggregate amount of Class B Investor Losses in the Trust as of the end
      of the day on June 20, 1997 ......................... $             0.00

  (k) The amount set forth in paragraph 5 (i) above, per $1,000 interest (which will have had the effect of reducing, pro rata, the amount of Class A
      Certificateholder's investment) ..................... $      0.000000000

  (l) The amount set forth in paragraph 5 (j) above, per $1,000 interest (which will have had the effect of reducing, pro rata, the amount of Class B
      Certificateholder's investment) ..................... $      0.000000000


5. Investor Servicing Fee.
--------------------------

  (a) The amount of the Class A Monthly Servicing Fee payable by the Trust to
      the Servicer for the month of May 31, 1997 .......... $             0.00

  (b) The amount of the Class B Monthly Servicing Fee payable by the Trust to
      the Servicer for the month of May 31, 1997 .......... $        66,684.48


6. Available Subordinated Amount.
---------------------------------


  (a) The amount available to be applied pursuant to Sections 4.03 (c) (i) (B) and (C) of the Agreement as of the end of the day on
      June 20, 1997 ....................................... $             0.00


  (b) The amount set forth in paragraph 6(a) above as a percentage of the Class
      A Interest. .........................................              0.00%


7. Available Class B Credit Enhancement Amount.
-----------------------------------------------

  (a) The amount available to be drawn under the Class B Credit Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the
      end of the day on June 20, 1997 ..................... $             0.00

  (b) The amount set forth in paragraph 8 above as a percentage of the Class B
      Interest. ...........................................              0.00%


8. The Pool Factor.
-------------------

    The Pool Factor represents the ratio of the amount of the Class A Investor Interest as of the end of the day on June 20, 1997 to the amount of the Class A Investor Interest as of the Closing Date. The amount of Class A Certificateholder's pro rata share of the Class A Investor Interest can be determined by multiplying the original denomination of the Class A
    Certificateholder's Certificate by the Pool Factor ...........  0.00000000

    The Pool Factor represents the ratio of the amount of the Class B Investor Interest as of the end of the day on June 20, 1997 to the amount of the Class B Investor Interest as of the Closing Date. The amount of Class B Certificateholder's pro rata share of the Class B Investor Interest can be determined by multiplying the original denomination of the Class B
    Certificateholder's Certificate by the Pool Factor ...........  0.00000000

9. The aggregate outstanding balance of Receivables that were delinquent by the 30 to 59 days as of the close of business on the last day of the Due Period
    related to such Distribution Date ..................... $    11,570,371.22

10. The aggregate outstanding balance of Receivables that were delinquent by 60 days as of the close of business on the last day of the Due Period related
    to such Distribution Date ............................. $    17,056,816.60


                       Greenwood Trust Company as Servicer

                                           By: ______________________________
                                           Title: Vice President, Director of
                                           Accounting and Treasurer

                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1991 E
                           --------------------------

                                   CREDIT CARD

                            PASS-THROUGH CERTIFICATES
                           --------------------------




    The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of Nov. 1, 1991 (the "Pooling and Servicing Agreement") by and among Greenwood, Discover Receivables Financing Group Inc. and Wilmington Trust Company , does hereby certify as follows:



   1. Greenwood is Servicer under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed
      during the related Due Period was equal to .. $          88,981,207.44

   4. The aggregate amount of Class A Principal
      Collections processed by the Servicer during
      the related Due Period is equal to .......... $          62,240,745.11

   5. The aggregate amount of the Class A Finance
      Charge Collections processed by the Servicer
      during the related Due Period is equal to ... $                   0.00

   6. The sum of all amounts payable to the Class A
      Certificateholders on the current Distribution
      Date is equal to ............................ $                   0.00

   7. The aggregate amount of Class B Principal
      Collections processed by the Servicer during
      the related Due Period is equal to .......... $           6,227,309.48

   8. The aggregate amount of the Class B Finance
      Charge Collections processed by the Servicer
      during the related Due Period is equal to ..  $             621,000.67

   9. The  amount  of  drawings  under  the  Class B
      Credit Enhancement required to be made on  the
      succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to...... $                    0.00
      (b)  Section 4.03(c)(i)(H) is equal to...... $                    0.00
      (c)  Section 4.05 is equal to............... $                    0.00

  10. The sum of all amounts payable to the Class B
      Certificateholders on the current Distribution
      Date is equal to ........................... $           40,261,666.67

  11. Attached hereto is a true copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to section 5.02.


    IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of June 20, 1997



                                     GREENWOOD TRUST COMPANY, as Servicer

                                     By: ______________________________
                                     Title: Vice President, Director of
                                     Accounting and Treasurer

                             Greenwood Trust Company
                             Cash Collateral Account
                         Monthly Portfolio Status Report
                           Discover Card Trust 1991 E

                    Due Period Ending:                           05/31/97



PORTFOLIO STATUS                                                          LOSSES & DELINQUENCIES

                                                              # of Accounts                      Dollars
Ending Total Outstanding                                            663,541                  529,010,743.51

Total Principal Outstanding                                             n/a                  521,175,043.04

Total Finance Charge Outstanding                                        n/a                    7,835,700.47

Aggregate Investor Interest                                             n/a                            0.00

Delinquencies (90 days or greater)                                    3,189                   10,518,691.21
               % of Ending Total Outstanding                            n/a                        1.988370%

Investor Net Charge Offs                                                n/a                      230,940.40
Annualized % of Investor Interest                                       n/a                        6.928212%

Monthly Principal Payment Rate                                          n/a                             n/a


                                                                                             PAYMENTS & YIELD

Principal Payments
(Allocable to Investor Interest)                                                              68,468,054.59

Finance Charges, Annual Fees & Late Fees
(Allocable to Investor Interest)                                                                 621,000.67

Annualized Gross Yield to Investor                                                               18.630020%